SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                          NORTHERN STAR FINANCIAL, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                          NORTHERN STAR FINANCIAL, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting of Shareholders of Northern Star Financial, Inc. will be held on October 30, 2000, at 4:00 p.m. (Central Standard Time), at the office of Northern Star Bank, 1650 Madison Avenue, Mankato, Minnesota, for the following purposes:

         1.    To set the number of directors at seven (7).

         2.    To elect three (3) Class II directors for the ensuing year.

         3. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

         Only shareholders of record at the close of business on September 25, 2000, are entitled to notice of and to vote at the meeting or any adjournment thereof.

         Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Thompas P. Stienessen
                                              Thomas P. Stienessen
                                              Chief Executive Officer

Mankato, Minnesota
October 2, 2000

                          NORTHERN STAR FINANCIAL, INC.

                         Annual Meeting of Shareholders
                                October 30, 2000



                                 PROXY STATEMENT



                                  INTRODUCTION

         Your Proxy is solicited by the Board of Directors of Northern Star Financial, Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on October 30, 2000, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the principal executive office of the Company is 1650 Madison Avenue, Mankato, Minnesota 56001. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about October 2, 2000.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed September 25, 2000, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on September 25, 2000,

427,600 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.


             SHAREHOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table provides information as of September 25, 2000, concerning the beneficial ownership of Common Stock of the Company by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, by each executive officer of the Company named in the Summary Compensation Table, by each director and nominee for director of the Company, and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

      Name and Address of                  Number of Shares         Percent of
       Beneficial Owner                   Beneficially Owned         Class(1)
Frank L. Gazzola                           47,400(2)(3)               10.7%
  224 Crestwood Drive
  North Mankato, MN  56003
Steven A. Loehr                            46,400(2)(4)               10.5%
  5216 Richwood Drive
  Edina, MN  55436
Thomas P. Stienessen                       43,400(5)                  9.9%
  1650 Madison Avenue
  Mankato, MN  56001
Thomas J. Reynolds                         47,400(2)(6)               10.7%
  19 Dellview Lane
  Mankato, MN  56001
Robert H. Dittrich                         40,000(2)(7)               9.2%
  826 North Broadway
  New Ulm, MN  56073
Dean M. Doyscher                           39,000(2)(8)               8.8%
  78 Cree Point Drive
  Mankato, MN  56001
Michael P. Reynolds                        10,200(2)(9)               2.3%
  74 Cree Point Drive
  Mankato, MN  56001
Joyce Larson                               50,000(10)                 11.7%
  5231 Agate Road
  Upsala, MN  56384
Melvin Larson                              50,000(10)                 11.7%
  5231 Agate Road
  Upsala, MN  56384
Mesirow Financial Inc.                     33,950                     8.0%
  350 North Clark
  Chicago, IL  60610

Catalytic Combustion Corp. 401(k) Plan     30,000                     7.0%
  909 21st Avenue
  Bloomer, WI  54724
Susan L. Baker                             30,000                     7.0%
  455 Grove Street
  Upper Montclair, NJ  07043
Directors and Officers as a Group
(7 persons)                               273,800(11)                 53.3%

-----------------------

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of September 25, 2000, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.
(2) Includes 3,000 shares which will become purchasable on the date of the Annual Meeting pursuant to an automatic option grant under the Company's 1998 Equity Incentive Plan.
(3) Includes 12,400 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2000.
(4) Includes 11,400 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2000.
(5) Includes 9,400 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2000. Mr. Stienessen shares voting and investment power over such shares with his wife.
(6) Includes 12,400 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2000. Mr. Reynolds shares voting and investment power over such shares with his wife.
(7) Includes 5,000 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2000.
(8) Includes 11,000 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2000. Mr. Doyscher shares voting and investment power over such shares with his wife.
(9) Includes 9,200 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2000.
(10) Includes 67,800 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of September 25, 2000 and 18,000 shares which will become exercisable on the date of the Annual Meeting pursuant to an automatic option grant under the Company's 1998 Equity Incentive Plan.


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

General Information

         The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the shareholders at each annual meeting. The Bylaws also provide for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class II will be elected at the Annual Meeting. Directors who are members of Classes I and III will continue to serve for the terms for which they were previously elected. The Board of Directors recommends that the number of directors be set at seven and that three Class II directors be elected at the Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at seven, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting. The Board of Directors nominates Robert H. Dittrich, Frank L. Gazzola and Thomas P. Stienessen for re-election as Class II directors. If elected, Messrs. Dittrich, Gazzola and Stienessen will each serve for a three year term as a Class II director and until his successor has been duly elected and qualified.

         In the absence of other instructions, each proxy will be voted for each of the Class II nominees. If, prior to the meeting, it should become known that any of the Class II nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve. Following is information about the nominees and all other directors of the Company whose terms continue beyond the Annual Meeting.

         Robert H. Dittrich (Class II, term ending at 2000 Annual Meeting), age 63, has been a director of the Company since March 1999. Mr. Dittrich has been involved in banking as an owner and director since 1972. Mr. Dittrich is currently the owner and Chairman of American Community Banks and Insurance Agencies in Sleepy Eye, Medford and Chanhassen, Minnesota. Mr. Dittrich is also the owner of Dittrich Specialties of New Ulm and Inver Grove Heights, Minnesota, and Midwest Commodities Brokers and Traders, Inc. in New Ulm, Minnesota.

         Dean M. Doyscher (Class III, term ending at 2001 Annual Meeting), age 55, has been a director of the Company since its formation. Mr. Doyscher has served as President of Security Management and Realty, Inc. since 1978. Security Management and Realty, Inc. owns and manages commercial property throughout all of rural Minnesota including rural housing projects in over 55 Minnesota cities. Mr. Doyscher attended Mankato State University where he earned both undergraduate and graduate degrees in Urban and Regional Planning. Mr. Doyscher was employed as the Deputy Director of the Model Cities Program for Lewiston, Maine before becoming the Director of Planning for the City of Mankato and Blue Earth County in 1972. During 1973-1976 Mr. Doyscher served as the first Executive Director of the Region Nine Development Commission serving nine counties in South Central Minnesota. Prior to forming his own management and realty company in 1988, Mr. Doyscher served from 1976-1988 as a consultant with Professional Planning and Development, providing rural Minnesota cities with tax increment financing, economic development, zoning and housing plans. Professional Planning and Development was named Minnesota's Economic Developer of the Year in 1988. Mr. Doyscher's other relevant experience includes service as President, Minnesota Planning Association; Director, Minnesota Council for Affordable and Rural Housing; and past member of the Board of Directors, Mid-America, Bank South.

         Frank L. Gazzola (Class II, term ending at 2000 Annual Meeting), age 72, has been Chief Financial Officer, Treasurer, Secretary and a director of the Company since its formation. Mr. Gazzola has served as President of Frank L. Gazzola, Chartered, Certified Public Accountants since 1987. Mr. Gazzola has been engaged in public accounting for over 25 years, for most of that time as the founder and managing partner of one of Southern Minnesota's largest CPA firms. Mr. Gazzola was a founder of SGL, Inc., a holding company for the Family Bank, and served as an officer and director until April 1998. He has served on the boards of numerous civic, commercial and financial enterprises including Mankato District 77 School Board and as a Director and Treasurer of American Western Corporation, a manufacturer of extruded plastic products. Mr. Gazzola attended Columbia University, the University of Minnesota, and Mankato State University from which he received a B.S. in Business Administration.

         Steven A. Loehr (Class I, term ending at 2002 Annual Meeting), age 51, has been a director of the Company since March 1999. Mr. Loehr is currently a consultant to the mortgage banking industry. Mr. Loehr served as President of Homeland Mortgage, LLC, a mortgage banker, from July 1999 through December 1999. From February 1992 to September 1998 he served as Senior Vice President of Voyager Bank.

         Michael P. Reynolds (Class I, term ending at 2002 Annual Meeting), age 58, has been a Director of the Company since its formation. Mr. Reynolds has served as Vice-President of Reynolds Welding Supply Company in Mankato, Minnesota and Welders Supply Company in Wilmar, Minnesota since 1963. Reynolds Welding Supply Company is engaged in the sale of industrial gases and welding supplies and operates in three states. Mr. Reynolds has been involved in many fund raising efforts for the Mankato State University Athletic Department. He previously served as volunteer for the Mankato United Way and is a past president of the Mankato Golf Club. Mr. Reynolds is the brother of Thomas Reynolds.

         Thomas J. Reynolds (Class III, term ending at 2001 Annual Meeting), age 63, has been a director of the Company since its formation. Mr. Reynolds is a Mankato native and has served as President of Welders Supply Company and Reynolds Welding Supply since 1952. Mr. Reynolds served on the Board of Directors for the National Bank of Commerce, presently called Mid-America Bank, for six years from 1984 to 1990. Mr. Reynolds is the brother of Michael Reynolds.

         Thomas P. Stienessen, (Class II, term ending at 2000 Annual Meeting), age 54, has been Chief Executive Officer, President and a director of the Company since its formation. Prior to forming the Company, Mr. Stienessen served as Chief Executive Officer and President of SGL, Inc., a holding company for the Family Bank, where Mr. Stienessen served as Chairman, Chief Executive Officer, President and a Director as well as a member of the Executive and Operating Committees since January 1991. Mr. Stienessen has more than 25 years of experience in banking and in mortgage banking, including consumer, residential, construction, commercial and commercial real estate lending. Mr. Stienessen's experience includes bank marketing, branch management, branch operations, accounting, planning and budgeting, underwriting and correspondent/lending. Previous banking experiences include positions as Senior Vice President of TCF Mortgage Corporation and Vice President and Regional Manager of TCF Bank.

Committee and Board Meetings

         The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee is responsible for reviewing the Company's audit process. During fiscal 2000, the Audit Committee, which consists of Messrs. Doyscher, Gazzola, Michael Reynolds and Thomas Reynolds, met four times. The Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and administers the Company's stock option plan. The Compensation Committee, which consists of Messrs. Doyscher, Gazzola, Michael Reynolds and Thomas Reynolds, met once during fiscal 2000.

         The Directors and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all Directors or Committee members, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 2000, the Board of Directors held 12 formal meetings. Each director attended at least 75% of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

Directors' Fees

         Directors currently receive directors' fees in the amount of $1,000 per year plus $500 for each Board or Committee meeting attended. In addition, under the Company's 1998 Equity Incentive Plan, persons who were nonemployee directors at the time of adoption of the Plan or who are subsequently elected to the Board of Directors are automatically granted a nonqualified option to purchase 3,000 shares of Common Stock at fair market value. Each nonemployee director who is re-elected as a director or whose term of office continues after a meeting at which directors are elected is automatically granted an option to purchase 3,000 shares of Common Stock at fair market value. During fiscal 2000, each current director except Mr. Stienessen received an option to purchase 3,000 shares at $10.50 per share pursuant to the Plan.



                              CERTAIN TRANSACTIONS

         The Company's wholly-owned subsidiary, Northern Star Bank, has entered into a 10-year lease agreement with Colonial Square Partners, Inc. to lease approximately 5,000 square feet of a 18,000 square foot single level, multi-tenant colonial style office building. Dean Doyscher, a director and principal shareholder of the Company, is a partner of Colonial Square Partners, Inc. The Bank invested approximately $204,000 for leasehold improvements, including the construction of walls, windows, and doors, paint, floor tile and carpet, electrical and a drive-through canopy. The Company obtained an independent appraisal of market rents in the Bank's proposed market. The Company believes that this transaction is on terms no less favorable to the Bank than could be obtained from an unaffiliated third party.

         Mr. Thomas Stienessen, President and Chief Executive Officer of the Company, paid the organizational expenses of the Company and Northern Star Bank until December 31, 1998, when the closing occurred on the minimum amount of the Company's initial public offering. At that time the Company reimbursed Mr. Stienessen for such expenses in the amount of $47,981 and paid Mr. Stienessen a consulting fee in the amount of $25,000 from the proceeds of the offering.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid to the Chief Executive Officer since formation of the Company. No other executive officer received total salary and bonus compensation in excess of $100,000 for fiscal 2000.

                                           Summary Compensation Table

                                                                                             Long-term
                                                   Annual Compensation                     Compensation
                                                                                                      Securities
                                                                                                      Underlying
                                                        Salary         Bonus     Restricted Stock      Options
     Name and Principal Position            Year        ($)(1)          ($)          Award ($)      (# of shares)
     ---------------------------        -------------------------  ------------  ----------------   -------------
Thomas P. Stienessen..........              2000      $ 102,250         --         $21,000(2)            3,000
  Chief Executive Officer                   1999        100,000         --              --               9,400
  and President of Company and of           1998             --         --              --                  --
Northern Star Bank

----------

(1) Compensation to Mr. Stienessen is paid by Northern Star Bank, the Company's wholly-owned subsidiary.

(2) Mr. Stienessen holds 2,000 shares of restricted stock having an aggregate value of $12,000 on June 30, 2000. Dividends, if declared by the Company, will be paid on the shares.


Employment Agreement

         The Company has entered into a three-year employment agreement with Thomas P. Stienessen pursuant to which Mr. Stienessen serves as the President and Chief Executive Officer of Northern Star Bank. During the term of the agreement, Mr. Stienessen will be paid an annual salary determined by the Board (currently $102,250) and is eligible to participate in discretionary bonuses that may be authorized by the Board of Directors to senior management of the Bank. Mr. Stienessen will be eligible to participate in any management incentive program of the Bank or any long-term equity incentive program and will be eligible for grants of stock options and other awards thereunder. Additionally, Mr. Stienessen will participate in any retirement, welfare and other benefit programs established by the Bank and is entitled to a life insurance policy and an accident liability policy and reimbursement for automobile expenses, club dues, and travel and business expenses. Furthermore, if in connection with a change of control of the Bank, Mr. Stienessen is terminated without cause or voluntarily quits because of certain specified reasons, he is entitled to a lump sum payment of 2.99 times his annual base salary.

Option/SAR Grants During 2000 Fiscal Year

         The following table sets forth options that have been granted to the Chief Executive Officer during the Company's last fiscal year ended June 30, 2000. The Company has not granted any stock appreciation rights.

                                    Number of                Percent of Total
                                    Securities                 Options/SARs
                                    Underlying                 Granted to       Exercise or
                                   Options/SARs               Employees in       Base Price
            Name                     Granted                  Fiscal Year         ($/Share)           Expiration Date

Thomas P. Stienessen                  3,000(1)                 44.1%              $10.50              12/22/09
-------------------

(1) Such option is exercisable in three equal annual installments of 1,000 shares each commencing December 22, 2000.

Aggregated Option/SAR Exercises During 2000 Fiscal Year and Fiscal Year End Option/SAR Values

         No options were exercised by the Chief Executive Officer during fiscal 2000. The following table provides information related to the number and value of options held at fiscal year end by the Chief Executive Officer:

                                       Number of Securities
                                      Underlying Unexercised                  Value of Unexercised In-the-
                                    Options at Fiscal Year End             Money Options at Fiscal Year End(1)
Name                             Exercisable       Unexercisable            Exercisable             Unexercisable
Thomas P. Stienessen                  9,400             3,000                 $ 0                       $0
------------------

(1) Value of exercisable/unexercisable in-the-money options is equal to the difference between the fair market value of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing bid price as of June 30, 2000, as quoted on the OTC Bulletin Board, was $6.00.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended June 30, 2000, all Section 16(a) filing requirements applicable to Insiders were complied with except that Michael Reynolds and Thomas Reynolds were each late filing one report covering two transactions.

                          INDEPENDENT PUBLIC ACCOUNTANT

         Bertram Cooper & Co., LLP served as the Company's independent accountants for fiscal 2000. Representatives of Bertram Cooper & Co., LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2001 annual meeting of shareholders must be received by the Company by June 4, 2001, to be considered for inclusion in the Company's proxy statement and related proxy for the 2001 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2001 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after August 18, 2001, then management named in the Company's proxy form for the 2001 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                                   FORM 10-KSB

         A COPY OF THE COMPANY'S FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 2000, (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PORTION OF SUCH REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ON SEPTEMBER 25, 2000, THE RECORD DATE FOR THE ANNUAL MEETING, AND SHOULD BE DIRECTED TO THOMAS P.
STIENESSEN, PRESIDENT, AT THE COMPANY'S PRINCIPAL ADDRESS.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Thomas P. Stienessen
                                             Thomas P. Stienessen
                                             Chief Executive Officer
Dated:  October 2, 2000
        Mankato, Minnesota

                          NORTHERN STAR FINANCIAL, INC.
                            PROXY FOR ANNUAL MEETING
                           Of Shareholders To Be Held
                                October 30, 2000


       The undersigned hereby appoints THOMAS P. STIENESSEN and FRANK L. GAZZOLA, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of Northern Star Financial, Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of Northern Star Bank, 1650 Madison Avenue, Mankato, Minnesota, at 4:00 p.m. (Central Standard Time) on October 30, 2000, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

       The Board of Directors recommends that you vote FOR each proposal below.

1.     Set the number of directors at seven (7):

       [ ]   FOR      [ ]   AGAINST         [ ]  ABSTAIN

2. Elect Class II directors: [Nominees: Robert H. Dittrich, Frank L. Gazzola and Thomas P. Stienessen]

       [ ]  FOR all nominees listed above   [ ]  WITHHOLD AUTHORITY to vote
            (except those whose names have       for all nominees listed above
            been written in below)

       To withhold authority to vote for any individual nominee write that nominee's name on the line below



3.     Other Matters.  In their discretion, the Proxies are . . .

       [ ]   AUTHORIZED                     [ ]  NOT AUTHORIZED  . . .

       to vote upon such other business as may properly come before the Meeting.

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 3.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.



Date:           , 2000




                                                     PLEASE DATE AND SIGN ABOVE
                                                     exactly as name appears at
                                                     the left, indicating, where
                                                     appropriate, official
                                                     position or representative
                                                     capacity. For stock held in
                                                     joint tenancy, each joint
                                                     owner should sign.